SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 2005

OVERNITE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-24573	04-3770212
(State or other jurisdiction of Incorporation)	(Commission File No. )	(I.R.S. Employer Identification Number)

1000 Semmes Avenue, Richmond, Virginia	23224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 231-8000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Base Salaries

On April 27, 2005, the Executive Compensation Committee of the Registrant’s Board of Directors approved base salaries, effective July 1, 2005, for the following executive officers, in the amounts indicated below:

Name	Base Salary Amount
Patrick D. Hanley	$ 316,350
John W. Fain	$ 254,100

Item 8.01. Other Events.

On April 28, 2005, at the annual shareholders meeting of the Registrant, the shareholders (i) elected Thomas N. Allen, Thomas J. Donohue, Jr., Charles H. Foster, Jr., Patrick D. Hanley, Michael D. Jordan, Harold D. Marshall, George J. Matkov, Jr. and Leo H. Suggs as Directors to serve for the ensuing year, and (ii) ratified the appointment of Deloitte & Touche LLP as the Registrant’s independent registered public accounting firm for calendar year 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERNITE CORPORATION

May 2, 2005

	By:	/s/ Mark B. Goodwin
	Name:	Mark B. Goodwin
	Title:	Senior Vice President, General Counsel and Secretary